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                                                                    EXHIBIT 10.1

                            PROCEEDS ESCROW AGREEMENT
                            -------------------------

          THIS AGREEMENT made and entered into as of the 1st day of September, 1996, by and among FOUNDATION CAPITAL RESOURCES, INC., a corporation duly organized and existing under the laws of the State of Georgia (hereinafter referred to as "Issuer"), RELIANCE TRUST COMPANY, a Georgia bank and trust company (hereinafter referred to as "Escrow Agent"), and RIVES LEAVELL & CO., INC. (hereinafter referred to as "Broker").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Issuer desires to issue its 2002 Series A Certificates of Participation ("Certificates") pursuant to a Trust Indenture between Issuer and Reliance Trust Company, as Trustee, dated as of January 1, 2002 (hereinafter referred to as the "Trust Indenture"); and

          WHEREAS, the Issuer and the Broker, as Issuer's agent, intend to sell the Certificates on a best-efforts basis; and

          WHEREAS, the terms of the aforesaid offering require that the proceeds to the Issuer from the sale of the Certificates ("Proceeds") be held in escrow with the Escrow Agent;

          NOW, THEREFORE, it is hereby agreed by and among the parties as follows:

          1. CERTIFICATE FINANCING.
             ---------------------

          This Agreement is being executed as part of a financing arrangement involving the issuance of the Certificates, the execution of the Trust Indenture, Prospectus, and other related documents, all of which are incorporated herein by this reference. All defined terms not otherwise defined herein shall have the meaning ascribed to them in the Trust Indenture.

          2. FUNDS TO BE PLACED IN ESCROW.
             ----------------------------

          All Proceeds from all sales of the Certificates shall be paid to the Escrow Agent to be held in a fund known as the "Foundation Capital Resources, Inc. 2002 Series A Escrow Account" (the "Escrow Account"). The Issuer and Broker shall cause any checks received by them in payment for the Certificates to be payable to the Escrow Agent. Notwithstanding the foregoing proceeds from the sale of Certificates under Issuer's Interest Reinvestment Plan shall not be escrowed with Escrow Agent.

          3. DUTY OF THE ESCROW AGENT.
             ------------------------

          The sole duty of the Escrow Agent shall be to receive the Proceeds and hold them and disburse them in accordance with the terms hereof. The Escrow Agent shall be under no duty to make certain that the Issuer and Broker are complying with the requirements of this Agreement.

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          4.   DISBURSEMENT.
               ------------

          The Escrow Account shall be disbursed by the Escrow Agent to or for the benefit of the Issuer as provided herein. Prior to any disbursement, Escrow Agent shall have reserved:

          (a)  a written request from the Issuer;

          (b) a Grant and Delivery of Pledged Assets together with the Required Documentation equal to the Basic Maintenance Amount; and

          (c)  a Certificate of Available Eligible Collateral.

Notwithstanding the foregoing, no draw request shall be required for payment of fees and expenses of Trustee or Broker.

          5.   USE OF PROCEEDS.
               ---------------

          The Proceeds from the offering will be used in the following order of priority: to (i) pay the expenses incurred by the Issuer in connection with the offering, including broker fees and sales commissions, legal and accounting fees and expenses, title fees, trustee fees, printing expenses and miscellaneous expenses and contingencies; and (ii) to fund the acquisition or making of mortgage loans, to purchase mortgage loans, to repay any borrowings incurred to acquire mortgagee loans and for general working capital and other purposes. Any Proceeds in excess of the amount required to pay the expenses of the offering will be released by Escrow Agent to Issuer the subject to the collateral assignment and pledge of Eligible Collateral in the Basic Maintenance Amount as such terms are defined in the Trust Indenture.

          6.   TERMINATION.
               -----------

          (A) This Agreement shall terminate when the Certificates have been sold or all unsold Certificates cancelled and the Escrow Account has been fully disbursed.

          (B) Upon any termination of this Agreement after all obligations to the Certificate holders, Broker, and Escrow Agent have been met, any balance in the Escrow Account shall be disbursed to the Issuer.

          7.   MAINTENANCE OF FUND.
               -------------------

          Escrow Agent shall hold the escrow funds in trust, commingled with similar funds of other issuers, but shall maintain detailed records to reflect the share thereof attributable to each issuer. Escrow Agent may invest such funds in any form of account or deposit insured by federal depositor insurance or in interest-bearing obligations issued by the United States Government or any political subdivision thereof or mutual funds investing therein. Escrow Agent shall furnish periodic statements to Issuer reflecting all receipts and disbursements from the Escrow Account.

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          8.   INTEREST.
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          Escrow Agent shall pay to the Issuer all interest earned on the escrowed funds in the Escrow Account less a management fee as set forth in the separate fee agreement made a part hereof by reference. Escrow Agent shall credit interest earned to the Escrow Account monthly.

          9.   CONTROVERSY.
               -----------

          If any controversy arises between the parties hereto or with any third person, the Escrow Agent shall not be required to determine the same or to take any action but may await the settlement of any such controversy by final appropriate legal proceeding, or otherwise as the Escrow Agent may require, or the Escrow Agent may, in its discretion, institute such appropriate interpleader or other proceedings in connection therewith as it may deem proper, notwithstanding anything in this Agreement to the contrary. In any such event, the Escrow Agent shall not be liable for interest or damages to the Issuer or the Certificate holders.

          10.  ESCROW AGENT'S AND BROKER'S LIABILITY.
               -------------------------------------

          The Escrow Agent's and Broker's obligations and duties in connection herewith are confined to those specifically enumerated in this Agreement. The Escrow Agent and Broker shall not be in any manner liable or responsible for the sufficiency, correctness, genuiness or validity of any instruments received by or deposited with them or with reference to the form of execution thereof, or the identity, authority or rights of any person executing, delivering, or depositing same, and neither the Escrow Agent nor the Broker shall be liable for any loss that may occur by reason of forgery, false representation or the exercise of their discretion in any particular manner or for any other reason, except for their own negligence or willful misconduct. In addition to the foregoing, Escrow Agent shall be entitled to all the privileges, rights, benefits, and immunities provided to the Trustee in the Trust Indenture.

          11.  ESCROW AGENT'S COMPENSATION.
               ---------------------------

          Escrow Agent shall receive compensation for its services as set forth in a separate agreement between the Issuer and the Escrow Agent.

          12.  BINDING AGREEMENT AND SUBSTITUTION OF ESCROW.
               --------------------------------------------

          The terms and conditions of this Agreement shall be binding on the heirs, executors and assigns, creditors or transferees, or successors in interest, whether by operation of law or otherwise, of the parties hereto. If, for any reason, the Escrow Agent named herein should be unable or unwilling to continue as such Escrow Agent, then the other parties to this Agreement may substitute a bank or trust company to serve as Escrow Agent. Any apportionment of the fees will be subject to agreement of the parties.

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          13.  MODIFICATION.
               ------------

          This Agreement shall not be modified in any respect without prior written approval of the Escrow Agent and the Issuer.

          14.  CHOICE OF LAW.
               -------------

          This Agreement shall be subject in all respects to the laws of the State of Georgia.

          15.  ATTORNEYS' FEES.
               ---------------

          In the event that this Agreement results in litigation between the parties hereto, the prevailing party as determined by the court shall be entitled to be paid a reasonable amount for attorneys' fees incurred in connection with enforcing its rights pursuant to the terms of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be executed as of the day and year first above written.

                                        ISSUER:

                                        FOUNDATION CAPITAL RESOURCES, INC.

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                        ESCROW AGENT:

                                        RELIANCE TRUST COMPANY

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                        BROKER:

                                        RIVES LEAVELL & COMPANY, INC.

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________

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